OTHER OPERATING INCOME / (EXPENSE)	12 Months Ended
Dec. 31, 2025
Disclosure of other operating income / (expense) [Abstract]
OTHER OPERATING INCOME / (EXPENSE)
4.	OTHER OPERATING INCOME / (EXPENSE)

	December 31, 2025	December 31, 2024	December 31, 2023
	US$‘000	US$‘000	US$‘000
Other income	-	40	138
Rental income from premises	-	-	3
Government supports	-	(1,827)	-
Fair value gain on contingent consideration	1,870	-	-

	1,870	(1,787)	141

Fair value gain on contingent consideration

As part of the acquisition for the continuous glucose monitoring (“CGM”) assets, the Group recognised a contingent consideration liability to Perceptive in respect of commercial partnering agreements with certain glucose pump manufacturers (see Note 29). The fair value assigned to this contingent consideration at acquisition was US$1.9 million, with this item disclosed as a contingent liability as at December 31, 2024.

In December 2025, as part of a broader restructuring and amendment of the Perceptive term loan facility, which also addressed contingent consideration obligations arising in connection with the Waveform acquisition and included the introduction of a conversion feature (refer to Note 23 for further details), the Group reassessed the contingent consideration. At the amendment date, the contractual trigger period for the partnering milestone had less than six weeks remaining, and no commercial discussions or actions were underway that could reasonably be expected to result in the milestone being achieved within the remaining period. Management therefore concluded that the probability‑weighted expected payoff was insignificant and, as a result, the fair value of the contingent consideration was assessed as being materially close to nil and the liability was remeasured to US$nil. The remeasurement of the contingent consideration liability to US$nil resulted in the recognition of a US$1.9 million gain in other operating income.

Government Support

In October 2024, the Company received an inquiry from a U.S. governmental authority concerning second‑round Paycheck Protection Program (PPP) loans received by certain U.S. subsidiaries. At December 31, 2024, a payable of US$2,165,000 was recognised, covering the US$1,827,000 in loans and estimated interest of US$338,000. As the original loan income was recognised in other operating income, the reversal to the extent of the loan to be repaid has been recorded as a corresponding charge to other operating (expense)/income, noted as “Government supports”. The interest costs incidental to the loan repayment has been charged to finance costs.

A settlement was reached during 2025 with respect to the PPP loans. No additional amounts were recognised within other operating (expense)/income during the year. As a result of the settlement, a partial reversal of the previously recognised provision was recorded, giving rise to a credit of US$0.2 million within once‑off costs (Note 5). In addition, a reversal of previously accrued interest of approximately US$0.2 million was recognised within financial expenses (Note 6).